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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                     Date of Report (Date of earliest Event
                            Reported) March 20, 1998

HEADLANDS MORTGAGE SECURITIES INC., (as sponsor under the Sale and Servicing Agreement, dated as of March 13, 1998, providing for the issuance of Headlands Home Equity Loan Trust 1998-1 Revolving Home Equity Loan Asset-Backed Notes).

                       Headlands Mortgage Securities Inc.
             (Exact name of registrant as specified in its charter)

          Delaware                    333-28031                 68-0397342
(State or Other Jurisdiction         (Commission            (I.R.S. Employer
    of Incorporation)                File Number)           Identification No.)

900 Larkspar Landing Circle
Suite 240
Larkspar, California                              94939
(Address of Principal Executive Offices)        (Zip Code)

Registrant's telephone number, including area code  (415) 925-5442



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Item 5.  Other Events


        The consolidated financial statements of Ambac Assurance Corporation and its subsidiaries as of December 31, 1996 and December 31, 1995 and for the three years ended December 31, 1996, prepared in accordance with generally accepted accounting principles, included in the Current Report on Form 8-K of Ambac Financial Group, Inc. (formerly AMBAC Inc.) (which was filed with the Commission on March 12, 1997, Commission File No. 1-10777) and the consolidated financial statements of Ambac Assurance Corporation and its subsidiaries as of September 30, 1997 and for each of the nine month periods ending September 30, 1997 and September 30, 1996 included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended September 30, 1997 (which was filed with the Commission on November 14, 1997) are incorporated by reference in (i) this Current Report on Form 8-K; (ii) the Prospectus; and (iii) the Prospectus Supplement for the Headlands Home Equity Loan Trust 1998-1, and shall be deemed to be part hereof and thereof.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

                  (a)      Not applicable

                  (b)      Not applicable.

                  (c)      Exhibits

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                           Exhibit No.

                           23.1 Consent of KPMG Peat Marwick LLP, dated as of March 20, 1998, in connection with the consolidated financial statements of Ambac
                                            Assurance Corporation and
                                            Subsidiaries


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            HEADLANDS MORTGAGE SECURITIES INC.


                                            By: /s/ Kristen Decker
                                                -----------------------
                                                Name:  Kristen Decker
                                                Title: Senior Vice President

Dated:  March 20, 1998
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                                  Exhibit Index


Exhibit                                                                Page

23.1     Consent of KPMG Peat Marwick LLP.

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